Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of SINA.COM (the “Company”) on Form 10-Q for the three months ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Chao, Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2002 and results of operations of the Company for the three months ended September 30, 2002.

Date: November 14, 2002

By: /s/ Charles Chao

Charles Chao
Chief Financial Officer and Executive Vice President